UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2013
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THE DUN & BRADSTREET CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 921-5500
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(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Page
Item 2.02 Results of Operations and Financial Condition	1
Item 7.01 Regulation FD Disclosure	1
Item 9.01 Financial Statements and Exhibits	1
SIGNATURES	2
EX-99.1: PRESS RELEASE

- i -

Item 2.02.	Results of Operations and Financial Condition.
On July 25, 2013, we issued a press release announcing our preliminary financial results for the second quarter period ending June 30, 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 2.02 by reference.

Item 7.01.    Regulation FD Disclosure.

On July 25, 2013, we issued a press release reaffirming our 2013 full-year financial guidance. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press Release of The Dun & Bradstreet Corporation, dated July 25, 2013 (furnished pursuant to Item 2.02 and Item 7.01).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Richard S. Mattessich

Richard S. Mattessich
Vice President, Associate General
Counsel and Assistant Corporate Secretary

DATE:	July 25, 2013